                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 17, 2005

                        FAMILY HOME HEALTH SERVICES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        000-32887                                       02-0718322
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (734) 414-9990
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

Effective on January 17, 2005, the Company entered into and closed on the Ownership Exchange Agreement and completed the acquisition of Family Home Health Services, LLC. Under the terms of the Ownership Exchange Agreement, the Company issued 10,000,000 shares of its common stock to each of Messrs. Ruark and Pilkington (an aggregate of 20,000,000 shares) in exchange for all outstanding membership interests of Family Home Health Services, LLC held by them. Family Home Health Services, LLC has continued as a wholly owned subsidiary of the Company since the date of the acquisition. The Company previously reported this transaction on Form 8-K filed on March 16, 2005, which report was amended by Amendment Number 1 to Form 8-K filed on March 30, 2005. This Amendment Number 2 to Form 8-K amends and supplements the Form 8-K as follows:


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Michael Johnson & Co. LLC furnished to the Company a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in Item 4.01 of the Form 8-K. In Amendment Number 1 to
Form 8-K, the Company reported that Michael Johnson & Co. LLP served as the Company's independent accountant and audited the Company's financial statements until March 15, 2005. However, Michael Johnson & Co. LLC served as the Company's independent accountant and audited the Company's financial statements until October 31, 2004. A copy of the letter from Michael Johnson & Co. LLC, dated August 12, 2005, is attached as Exhibit 16.1 to this Amendment Number 2 to Form 8-K as required by Item 4.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) & (b) This Amendment Number 2 to Form 8-K contains the audited financial information in connection with this transaction, consisting of the audited financial statements of Family Home Health Services, LLC as required by Item
9.01. Pro forma financial statements for the Company as required by Item 9.01(b) are not required since the transaction is considered a recapitalization and not a business combination for accounting purposes. However, if presented, proforma information would be essentially the same as the operating results presented herein because, as of the date of the acquisition, the Company was a "shell company" with no material assets or operations.

The financial information begins on page F-1.

(c) Exhibits

    (i)  Letter from Michael Johnson & Co. LLC dated August 12, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FAMILY HOME HEALTH SERVICES INC.


Date: August 15, 2005                   /s/ Kevin R. Ruark
                                        ----------------------------------------
                                        By: Kevin R. Ruark
                                        Its: Chief Executive Officer and
                                             President

                          INDEX TO FINANCIAL STATEMENTS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Family Home Health Services, LLC

     Report of Independent Registered Public Accounting Firm                 F-2

     Financial Statements:

     Balance Sheets as of December 31, 2004 and December 31, 2003            F-3

     Statements of Income for the year ended December 31, 2004 and the
     four months ended December 31, 2003                                     F-4

     Statements of Changes in Members' Equity for the year ended
     December 31, 2004 and the four months ended December 31, 2003           F-5

     Statements of Cash Flows for the year ended December 31, 2004 and the
     four months ended December 31, 2003                                     F-6

     Notes to Financial Statements                                           F-7

                               FAMILY HOME HEALTH
                                  SERVICES, LLC

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2004
                                       AND
                       FOUR MONTHS ENDED DECEMBER 31, 2003

                            (LOGO OF REHMANN ROBSON)
                          Certified Public Accountants

                        FAMILY HOME HEALTH SERVICES, LLC

                                TABLE OF CONTENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

                                                                            PAGE
                                                                            ----
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                        1

FINANCIAL STATEMENTS

   Balance Sheets                                                              2

   Statements of Income                                                        3

   Statements of Changes in Members' Equity                                    4

   Statements of Cash Flows                                                    5

   Notes to Financial Statements                                            6-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                  July 22, 2005

Members
Family Home Health Services, LLC
Plymouth, Michigan

We have audited the accompanying balance sheets of FAMILY HOME HEALTH SERVICES, LLC as of December 31, 2004 and 2003 and the related statements of income, changes in members' equity, and cash flows for the year ended December 31, 2004 and the four months ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FAMILY HOME HEALTH SERVICES, LLC as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the year ended December 31, 2004 and the four months ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                        REHMANN ROBSON


Jackson, Michigan

                        FAMILY HOME HEALTH SERVICES, LLC

                                 BALANCE SHEETS

                                                       DECEMBER 31,
                                                 -----------------------
                                                    2004         2003
                                                 ----------   ----------
                    ASSETS

CURRENT ASSETS
   Cash and cash equivalents                     $  209,088   $  209,119
   Accounts receivable                            1,782,127      795,592
   Prepaid expenses and other current assets        177,562       38,918
   Current portion of advances to affiliates        200,000           --
                                                 ----------   ----------
TOTAL CURRENT ASSETS                              2,368,777    1,043,629

Advances to affiliates, net of current portion      141,931           --

Net property and equipment                           37,549        8,756

Other assets                                         23,042       21,008
                                                 ----------   ----------
TOTAL ASSETS                                     $2,571,299   $1,073,393
                                                 ==========   ==========

        LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                              $  361,748   $  147,765
   Current portion of long-term debt                 46,295           --
   Accrued compensation                             209,669      204,920
   Accrued expenses                                 250,000       50,170
   Advances from third-party payors                 281,666      219,186
   Advances from member                             300,000      125,000
   Advances from affiliate                           21,034      133,594
                                                 ----------   ----------
TOTAL CURRENT LIABILITIES                         1,470,412      880,635

Long-term debt, net of current portion              167,478           --
                                                 ----------   ----------

TOTAL LIABILITIES                                 1,637,890      880,635

Commitment and contingencies (Notes 4 and 8)

Members' equity                                     933,409      192,758
                                                 ----------   ----------
TOTAL LIABILITIES AND MEMBERS' EQUITY            $2,571,299   $1,073,393
                                                 ==========   ==========

The accompanying notes are an integral part of these financial statements.

                        FAMILY HOME HEALTH SERVICES, INC.

                              STATEMENTS OF INCOME

                                                                      FOUR MONTHS
                                                       YEAR ENDED        ENDED
                                                      DECEMBER 31,   DECEMBER 31,
                                                          2004           2003
                                                      ------------   ------------
REVENUES
   Net Medicare patient service revenue               $11,406,851     $2,404,378
   Management fee income and other revenues               474,946        160,602
                                                      -----------     ----------
TOTAL REVENUES                                         11,881,797      2,564,980

Cost of services sold                                   4,405,146        916,132
                                                      -----------     ----------
GROSS PROFIT                                            7,476,651      1,648,848

Selling, general and administrative expenses            5,819,042      1,364,491
                                                      -----------     ----------
OPERATING INCOME                                        1,657,609        284,357

OTHER EXPENSE AND LOSSES
   Interest expense                                       (54,980)        (1,699)
   Loss on disposal of assets                             (25,078)            --
   Loss on acquisition of software and other assets      (347,000)            --
                                                      -----------     ----------
NET INCOME                                            $ 1,230,551     $  282,658
                                                      ===========     ==========

The accompanying notes are an integral part of these financial statements.

                        FAMILY HOME HEALTH SERVICES, LLC

                    STATEMENTS OF CHANGES IN MEMBERS' EQUITY

                                                                     TOTAL
                                       CONTRIBUTED    RETAINED     MEMBERS'
                                         CAPITAL      EARNINGS      EQUITY
                                       -----------   ----------   ----------
Capital contributions                      $100      $       --   $      100
Net income                                   --         282,658      282,658
Cash distributions                           --         (90,000)     (90,000)
                                           ----      ----------   ----------
BALANCES, DECEMBER 31, 2003                 100         192,658      192,758

Capital contributions                       100              --          100
Net income                                   --       1,230,551    1,230,551
Cash distributions                           --        (490,000)    (490,000)
                                           ----      ----------   ----------
BALANCES, DECEMBER 31, 2004                $200      $  933,209   $  933,409
                                           ====      ==========   ==========

The accompanying notes are an integral part of these financial statements.

                        FAMILY HOME HEALTH SERVICES, LLC

                            STATEMENTS OF CASH FLOWS

                                                                          FOUR MONTHS
                                                           YEAR ENDED        ENDED
                                                          DECEMBER 31,   DECEMBER 31,
                                                              2004           2003
                                                          ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                              $1,230,551     $ 282,658
   Adjustments to reconcile net income to net cash
      provided by operating activities
      Depreciation and amortization                            33,769         7,128
      Loss on sale of property and equipment                   25,078            --
      Loss on acquisition of software and other assets        347,000            --
      Changes in operating assets and liabilities which
         provided (used) cash
         Accounts receivable                                 (986,535)     (795,592)
         Prepaid expenses and other current assets           (108,644)      (38,918)
         Other assets                                         (15,367)      (27,675)
         Accounts payable                                     213,983       147,765
         Advances from third-party payors                      62,480       219,186
         Accrued expenses and other current liabilities       204,579       255,090
                                                           ----------     ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                   1,006,894        49,642
                                                           ----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                       (204,307)       (9,217)
   Advances to affiliates                                    (341,931)           --
                                                           ----------     ---------
NET CASH USED IN INVESTING ACTIVITIES                        (546,238)       (9,217)
                                                           ----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                          100           100
   Repayments of long-term debt                               (33,227)           --
   Net advances from member                                   175,000       125,000
   (Reimbursements of) advances from affiliates              (112,560)      133,594
   Distributions paid                                        (490,000)      (90,000)
                                                           ----------     ---------
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES          (460,687)      168,694
                                                           ----------     ---------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS              (31)      209,119

Cash and cash equivalents, beginning of period                209,119            --
                                                           ----------     ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                   $  209,088     $ 209,119
                                                           ==========     =========

The accompanying notes are an integral part of these financial statements.

                        FAMILY HOME HEALTH SERVICES, LLC

                         NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

1.   BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS

     Family Home Health Services, LLC (the "Company"), a Delaware limited liability company, renders skilled, multidisciplinary home healthcare services to patients within the state of Florida, primarily to Medicare beneficiaries. The Company's date of inception was June 17, 2003. The Company had no activity between that date and September 1, 2003, when operations commenced. The Company provides health and supportive services, including nursing, physical therapy, occupational therapy, speech therapy, and medical social work, to primarily elderly individual patients at their places of residence. Operations are substantially dependent, in particular, upon the continued qualification of the Company to participate in the federal Medicare reimbursement program, which accounted for approximately 96% and 94% of service revenues in 2004 and 2003, respectively. Continued federal funding of the Medicare program is subject to federal and state economic and political considerations.

     The Company is subject to regulations of the Florida Agency for Health Care Administration - Division of Health Quality Assurance - Home Care Unit and Medicare, and undergoes periodic examination by these regulatory authorities and agencies.

     CONCENTRATION RISKS

     Virtually all of the Company's home health care revenues are earned from services provided to individual patients that reside within the state of Florida (see Note 9).

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions and select accounting policies that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The Company's financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

     The most critical estimates relate to revenue recognition, the collectibility of accounts receivable and related reserves, obligations under workers' compensation, professional liability, and Medicare settlement issues.

                        FAMILY HOME HEALTH SERVICES, LLC

                         NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash on hand and demand deposits in banks. The Company maintains cash balances at financial institutions that significantly exceed federally insured limits.

     REVENUE RECOGNITION

     Under the Prospective Payment System ("PPS") for Medicare reimbursement, net revenues are recorded based on a reimbursement rate which varies based on the severity of the patient's condition, service needs, and certain other factors. The Company recognizes revenue ratably over the episodic period. Revenue is subject to adjustment during this period if there are significant changes in the patient's condition during the treatment period. Initial Medicare billings pursuant to the PPS are initially recognized as deferred revenue and are subsequently amortized into revenue over the episodic period. The process for recognizing revenue under the Medicare program is based on certain assumptions and judgments, including the appropriateness of the clinical assessment of each patient at the time of certification and the level of adjustments to the fixed reimbursement rate relating to patients who receive a limited number of visits, have significant changes in condition, or are subject to certain other factors during the episode. As a result, there is at least a reasonable possibility that recorded estimates will change by a material amount in the near term.

     Revenue adjustments result from differences between estimated and actual reimbursement amounts, an inability to obtain appropriate billing documentation or authorizations acceptable to the payer, and other reasons unrelated to credit risk. Revenues are reported net of such adjustments which are deducted from gross accounts receivable. These revenue adjustments are based on significant assumptions and judgments that are determined by Company management based on historical trends and other pertinent factors. Third party settlements resulting in recoveries are recognized as net revenues in the period in which the funds are received.

     The Company recognizes revenue from sources other than Medicare reimbursement as such services are provided.

     COST OF SERVICES SOLD

     Cost of services sold represents the direct costs of providing services to patients, including direct salaries and related payroll taxes, contracted healthcare provider services, medical supplies and other direct costs. The Company records such costs as they are incurred.

                        FAMILY HOME HEALTH SERVICES, LLC

                         NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

     ACCOUNTS RECEIVABLE

     The process for estimating the ultimate collection of receivables, particularly with respect to fee-for-service arrangements, involves significant assumptions and judgments. Historical collection and payor reimbursement experience is an integral part of the estimation process related to determining the allowance for doubtful accounts. In addition, the Company periodically assesses the current state of its billing functions in order to identify any known collection or reimbursement issues to determine the impact, if any, on its estimates for contractual adjustment and reimbursement allowances, which involve judgment. Revisions to these reserve estimates are recorded as adjustments to the accounts receivable allowances, which are reflected as a direct reduction to net revenues in the accompanying statements of operations. The Company has not established an allowance for contractual adjustments and reimbursements as of December 31, 2004 or 2003, as all receivables at those dates are deemed fully collectible.

     SUPPLIES

     Supplies, consisting principally of patient care items and medical supplies, are expensed upon purchase.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Management periodically reviews these assets to determine whether carrying values have been impaired. Depreciation is computed using the straight-line method over the related assets' estimated useful lives, which is five years.

     INCOME TAXES

     The Company is treated as a partnership for federal income tax purposes and thus does not incur income taxes. Accordingly, these financial statements do not reflect a provision for income taxes.

                        FAMILY HOME HEALTH SERVICES, LLC

                         NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

2.   NET PROPERTY AND EQUIPMENT

     Net property and equipment consisted of the following amounts at December
     31:

                                                 2004      2003
                                                -------   ------
                Equipment                       $44,676   $9,216
                Less accumulated depreciation     7,127      460
                                                -------   ------
                NET PROPERTY AND EQUIPMENT      $37,549   $8,756
                                                =======   ======

3.   DEBT (INCLUDING RELATED PARTY)

     Temporary cash advances received from a member of the Company are evidenced by promissory notes, which the Company executed in September 2003 and January 2004. Each note has a stated maturity of six months. Notwithstanding the stated maturities, the notes are due on demand of the member, and are renewable at maturity upon approval of both parties. Interest on the notes is charged at a rate of 16% per annum. Additionally, each note is subject to a 10% origination fee at the inception of the note and an additional 10% loan origination fee upon each six-month renewal. Accrued interest is due and payable monthly (Note 9). Interest expense incurred on these borrowings, excluding origination fees, was $45,999 in 2004 and $1,699 for the four months ended December 31, 2003.

     Long-term debt as of December 31, 2004 consists of a note in the amount of $213,773 to a former employee of the Company, payable through January 2009, in equal quarterly installments of $14,046 including interest charged at 5% per annum (Note 8).

     Scheduled principal maturities of long-term debt for each of the five fiscal years succeeding December 31, 2004 and thereafter are summarized as follows:

                                YEAR     AMOUNT
                                ----    --------
                                2005    $ 46,295
                                2006      48,667
                                2007      51,163
                                2008      53,778
                                2009      13,870
                                        --------
                                TOTAL   $213,773
                                        ========

                        FAMILY HOME HEALTH SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

4.   OPERATING LEASES

     The Company has various noncancellable operating leases primarily related to office space and office equipment. Scheduled future minimum lease payments relating to noncancellable operating lease commitments are summarized as follows for years subsequent to December 31, 2004:

                               YEAR     AMOUNT
                               ----   ----------
                               2005   $  354,121
                               2006      325,901
                               2007      212,162
                               2008      122,569
                               2009       51,535
                                      ----------
                                      $1,066,288
                                      ==========

     Rent expense was approximately $331,000 in 2004 and $83,000 for the four months ended December 31, 2003.

5.   RELATED PARTY TRANSACTIONS

     During 2004, the Company entered into a management services agreement with a business related to the Company by virtue of common ownership and ultimate management control. Under that agreement, the Company renders management and administrative services to the affiliate in exchange for a monthly fee. During 2004, the Company recorded management fee revenue of $150,000. Such revenues are recorded in the accompanying 2004 statement of income within management fee income and other revenues.

     Advances to affiliates at December 31, 2004 consist of reimbursable amounts due from two entities related to the Company by virtue of common ownership and ultimate management control. The Company has estimated the portion of such reimbursements that will be collected within the next year and has classified such amounts as current assets within the accompanying balance sheets, with all remaining amounts classified as noncurrent.

     Advances from affiliate at December 31, 2004 and 2003 consist of reimbursable amounts due to one entity related to the Company by virtue of common ownership and ultimate management control.

     During 2004, the Company recognized a loss of approximately $25,000 in connection with the sale of certain vehicles to one of its members.

                        FAMILY HOME HEALTH SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

6.   SUPPLEMENTAL CASH FLOWS INFORMATION

     Cash paid for interest amounted to $54,980 in 2004 and $1,699 during the four months ended December 31, 2003.

7.   COMMITMENT AND CONTINGENCIES

     EMPLOYMENT AGREEMENT

     At December 31, 2004, the Company had an employment agreement with a regional clinical manager that extended through January 2009 (Note 8). The employment agreement specified a base salary and contained a covenant not-to-compete that extends through a period up to five years after the expiration or termination of the employment agreement. Within the first two years of the agreement, the Company or the employee may terminate the agreement for cause, as defined. After the first two years of the agreement, either party may terminate the agreement with or without cause with 90 days notice. In May, 2005, the Company and the individual modified the terms of the employment agreement to allow for the termination of the individual; the modified terms of the agreement called for a reduced salary to be paid to the individual on a bi-weekly basis through January 2006.

     LEGAL MATTERS

     The Company is involved in litigation and regulatory investigations arising in the normal course of conducting its business. After consultation with legal counsel, management estimates that these matters will be resolved without material adverse effect on the Company's future financial position, results of operations or cash flows.

8.   LOSS ON ACQUISITION OF SOFTWARE AND OTHER ASSETS

     In January 2004, the Company executed a Software Purchase Agreement with an individual whereby the Company acquired a software package and other assets in exchange for the payment of $100,000 in cash and the assumption of $247,000 in notes payable. The Company concurrently executed an employment agreement with the individual (Note 7). During 2004, the Company determined that the software was not suitable for its intended purpose and other assets had little, if any, future benefit, and accordingly, the Company wrote off the entire acquisition cost as a loss. Such loss is presented below operating results in the accompanying 2004 statement of income.

                        FAMILY HOME HEALTH SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

9.   SUBSEQUENT EVENTS

     RECAPITALIZATION

     On January 17, 2005, Family Home Health Services, Inc. (the "Corporation"), an inactive public shell company formerly known as Myocash, Inc., issued an aggregate of 20,000,000 shares of its common stock to the members of the Company in exchange for all of the members' outstanding membership interests in the Company. Also in connection with the transaction, the Corporation's former sole shareholder transferred an aggregate of 4,050,000 shares of common stock to the former members of the Company for no additional consideration. Concurrent with the above transactions, the former members of the Company became officers of the Corporation (the former members of the Company were appointed to the Board of Directors of the Corporation in November 2004). For accounting purposes, the transaction has been treated as a recapitalization of the Company with the Company as the acquirer (i.e., a reverse acquisition).

     Since the transaction is considered a recapitalization and not a business combination for accounting purposes, no proforma information is presented but if presented, would be essentially the same as the operating results presented herein since Myocash, Inc. had virtually no activity. The Company (now known as Family Home Health Services, Inc.) expects that its common shares will begin trading on the OTCBB stock exchange sometime during the third fiscal quarter of 2005.

     ACQUISITION

     On July 1, 2005, the Corporation entered into a purchase agreement with two officers and directors of the Corporation, pursuant to which the Corporation acquired a 50% interest in FHHS, LLC, a Michigan limited liability company ("FHHS"). The purchase price for this collective interest included $200,000 in cash and the issuance of 372,670 shares of the Corporation's common stock having an estimated fair value of approximately $600,000. Concurrently, the Corporation entered into a purchase agreement with Home Care Partners, LLC, a Michigan limited liability company, pursuant to which the Corporation acquired the remaining 50% interest in FHHS. The purchase price for this interest was the issuance of a $450,000 note, payable in monthly installments of approximately $33,000, including interest at 8.0%, through August 2006. FHHS is a provider of a variety of home healthcare services, primarily in Southeastern Michigan, for both Medicare and private-pay patients. FHHS has one office in its region and employs approximately 30 healthcare professionals.

                        FAMILY HOME HEALTH SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

      YEAR ENDED DECEMBER 31, 2004 AND FOUR MONTHS ENDED DECEMBER 31, 2003

     REPAYMENT OF ADVANCES FROM MEMBER

     In March and April 2005, the Company repaid two notes payable in the amounts of $135,000 and $165,000, respectively, in full satisfaction of cash advances made by one of the Company's members.

                                   * * * * * *

                                 EXHIBIT INDEX

EX NO.   DESCRIPTION
------   -----------
16.1     Letter from Michael Johnson & Co. LLC dated August 12, 2005.